UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2021

Checkmate Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39425	36-4813934
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

245 Main Street, 2nd Floor Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 682-3625

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CMPI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of President and Chief Executive Officer

The Board of Directors (the “Board”) of Checkmate Pharmaceuticals, Inc. (the “Company”) approved a separation agreement in connection with the departure of Barry Labinger (the “Separation Agreement”). Mr. Labinger’s last date of employment with the Company as its President and Chief Executive Officer is October 27, 2021. In addition, Mr. Labinger will no longer serve as a director of the Company, effective as of October 27, 2021. Mr. Labinger’s resignation from the Board was not due to any disagreement with the Company’s operations, policies or practices. Pursuant to the Separation Agreement, Mr. Labinger is entitled to receive (i) an amount equal to 12 months of his base salary and (ii) medical insurance coverage to the same extent that such insurance continues to be provided to similarly situated executives until the earliest of: (x) the first anniversary of the date of termination; (y) Mr. Labinger’s eligibility for group medical plan benefits under any other employer’s group medical plan or otherwise through other employment; or (z) the cessation of Mr. Labinger’s continuation coverage rights under COBRA. The amounts payable in the preceding sentence are to be paid out in equal installments over a 12 month period. The Separation Agreement also contains a reaffirmation of Mr. Labinger’s confidentiality and nonsolicitation obligations to the Company and a general release of claims by Mr. Labinger.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Appointment of Interim President and CEO

In connection with Mr. Labinger’s departure, the Board appointed Alan Fuhrman to serve as Interim President and Chief Executive Officer, effective as of October 27, 2021. Mr. Fuhrman currently serves as a member of the Board and, prior to assuming the role of Interim President and Chief Executive Officer, served as Chair of the Company’s Audit Committee. As a part of the transition, Mr. Fuhrman will continue to serve as a member of the Board. Biographical information regarding Mr. Fuhrman is contained in and incorporated herein by reference from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2021.

In connection with his appointment as Interim President and Chief Executive Officer, the Company entered into an Interim CEO Agreement, effective October 27, 2021 (the “Employment Agreement”) with Mr. Fuhrman. Pursuant to the Employment Agreement, Mr. Fuhrman is entitled to (i) a base salary as set forth in the Employment Agreement, (ii) certain benefits under the Company’s employee benefit plans and (iii) a stock option to purchase 246,671 shares of the Company’s common stock at an exercise price per share equal to the closing price of the Company’s common stock on the Nasdaq Global Market on the date of grant, which will vest in equal monthly installments over the 12 months following the appointment as Interim President and Chief Executive Officer. In addition, if a new Chief Executive Officer commences employment with the Company prior to the one year anniversary of the Effective Date of the Employment Agreement, the Board will consider accelerating the vesting of the then outstanding stock option granted to Mr. Fuhrman under the Employment Agreement. The Company will also reimburse Mr. Fuhrman for temporary living expenses as set forth in the Employment Agreement.

There are no family relationships between Mr. Fuhrman and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Fuhrman that are reportable pursuant to Item 404(a) of Regulation S-K. Except as described above, there are no arrangements or understandings between Mr. Fuhrman and any other persons pursuant to which he was selected as Interim President and Chief Executive Officer. The Company is undertaking a search for a permanent President and Chief Executive Officer.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

In connection with the foregoing, effective as of October 27, 2021, Michael Powell was appointed to the Audit Committee to fill the resulting vacancy. The Board determined that Mr. Powell meets the requirements for independence and financial literacy of audit committee members under the applicable listing standards of The Nasdaq Stock Market LLC and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, Peter Colabuono, an existing independent director of the Company and member of the Audit Committee, was determined to be an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act.

Item 7.01	Regulation FD

On October 27, 2021, the Company issued a press release announcing Mr. Fuhrman’s appointment as interim President and Chief Executive Officer. The press release is attached hereto as Exhibit 99.1 and incorporated herein solely for purposes of this Item 7.01 disclosure.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report. This Current Report shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description

10.1	Separation Agreement and Release between Checkmate Pharmaceuticals, Inc. and Barry Labinger, dated as of October 27, 2021.

10.2	Interim CEO Agreement between Checkmate Pharmaceuticals, Inc. and Alan Fuhrman, dated as of October 27, 2021.

99.1	Press Release issued by the Company on October 27, 2021.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKMATE PHARMACEUTICALS, INC.
(Registrant)

By:	/s/ Robert Dolski
Robert Dolski
Chief Financial Officer

Date: October 27, 2021